SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

August 21, 2017

(Date of earliest event Reported)

NEXT GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-148987	20-3537265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Brickell Avenue, Suite 2200, Miami, FL, 33131
(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 611-3622

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Amendment No. 1 – Error in Transition

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Next Group Holdings, Inc. under Item 1.01 on August 23, 2017. Amendment No. 1 is being filed to include a corrected transitional statement.

NOTE ABOUT FORWARD LOOKING STATEMENTS

Most of the matters discussed within this report include forward-looking statements on our current expectations and projections about future events. In some cases you can identify forward-looking statements by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements are based on our current beliefs, expectations, and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. Such risks and uncertainties include the risks noted under “Item 1A Risk Factors.” We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 1.01. Entry into a Definitive Material Agreement.

Subsequent to NXGH filing the 8k on Aug. 23, 2017 at 4:16 PM, we realized there was a transitional error. This error was:

1-	Mention of database with 8,800 retail locations was removed from 8k filing. NXGH does have access to this database, but it was not included in the Binding Letter of Intent referenced in this 8k filing, so this verbage has been removed.

Effective August 21, 2017 Next Group Holdings, Inc, ("NXGH" or the "Company") entered into a Binding letter of Intent ("LOI") with FISK HOLDINGS LLC (“FISK”), a New York corporation, with principal registered address at 1091 Yonkers Ave., Yonkers, NY 10704 whereby NXGH and FISK have incorporated a new Florida limited liability company called SDI NEXT Distribution, LLC (“SDI NEXT”) with NXGH owning 51% and Fisk owning 49% of the new entity.

As consideration, NXGH shall commit to fund $500,000.00 to SDI NEXT upon NXGH completing the current capital raise, and FISK shall provide SDI NEXT with the entire SDI/FISK distribution database, which includes but is not limited to SDI’s 30,000 retail locations (i.e. convenience stores, bodegas, store fronts, etc.).

In the next 12 months, NXGH shall have the option to purchase from FISK up to 51% of SDI Black 011 LLC (100% owned by FISK), a prepaid telecommunications service provider which includes their Portal and company which is free of debts, pledges, liens, encumbrances and any and all other obligations. SDI Black 011 LLC shall provide NGH with audited financial statements (PCAOB) with for the previous two (2) years.

Item 9.01	Financial Statements and Exhibit

99.1	BINDING LETTER OF INTENT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2017	NEXT GROUP HOLDINGS, INC.

	By:	/s/ Arik Maimon
Arik Maimon
Chief Executive Officer

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